Securities and Exchange Commission
                           Washington, D.C 20549

                                 Form 8-K


                              Current Report

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             November 15, 1998
                              Date of Report
                     (date of earliest event Reported)


                        Commission File No. 0-23691



                         AUBRYN INTERNATIONAL, INC
             PREDECESSOR: SOUTHWEST INDUSTRIAL PRODUCTS, INC.
                  (NAME OF SMALL BUSINESS IN ITS CHARTER)


Minnesota                                         41-1853992
(state of other Jurisdiction                      (IRS Employer
of incorporation or organization )                Identification  Number)


                    1152 N. Mountain Avenue, Suite 210
                         Upland, California 91786
                 (Address of principal executive officers)

                              (909) 946-1708
           (Registrant's telephone number, including area code)

ITEM 5 OTHER EVENTS

The undersigned inside directors of Aubryn international Inc. "ARBN" , do hereby resign their Directorships effective November 15, 1998 for Dave L Shade and January 12 1999 for Deng Shan . The resignations are due in part to the irreconcilable differences with the officers and Inside Directors of ARBN.


SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the = Registrant has duly caused this report to be signed on its behalf by the = undersigned hereunto duly authorized.



Date: NOVEMBER 15, 1998

Aubryn International
(Registrant)

/s/Deng Shan
-----------------------------
DENG SHAN
Inside Director
949 252-2180

/s/Dave Shade
-----------------------------
Dave L Shade
Inside Director
760 249-5640